EXHIBIT 10.19


                               FIRST AMENDMENT TO
                                 LOAN AGREEMENT


         THIS FIRST AMENDMENT TO LOAN AGREEMENT ("First Amendment"), made and entered into as of the 8th day of May, 1999, by and between MERCURY WASTE SOLUTIONS, INC., a Minnesota corporation ("Borrower") and BANKERS AMERICAN CAPITAL CORPORATION, a Minnesota corporation ("Lender");

                                    RECITALS

         A. The Borrower and Lender are parties to that certain Loan Agreement dated as of May 8, 1998 (the "Credit Agreement").

         B. The Borrower has requested the Lender to extend the maturity date of the revolving loan.

         C. The parties hereto desire to amend the terms of the Credit Agreement upon the terms and conditions hereinafter set forth.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for one dollar and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby amend the Credit Agreement as follows:

         1. Capitalized Terms. All capitalized terms not defined herein shall have the meanings assigned such terms in the Credit Agreement.

         2. Definitions.

                  2.1 The following definitions are hereby amended in their entirety to read as follows:

                  "Maturity Date" means (i) May 1, 2000 with respect to the Term Note, and (ii) November 8, 1999 with respect to the Revolving Note.


         3. Conditions Precedent. Prior to the effectiveness of this First Amendment, the Borrower shall provide to the Lender as conditions precedent, the following:

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                  a.       Original counterpart of this First Amendment duly
                           executed by the Borrower;

                  b. Payment of all costs and expenses incurred by the Lender in connection with this First Amendment, including without limitation, all legal fees and out-of-pocket expenses of Lender's counsel;

                  c. Consent of Guarantor in form and substance acceptable to the Lender signed on behalf of the Guarantor;

                  d. Current resolutions of Borrower's board of directors authorizing the First Amendment; and

         4. References. Any references in any document to the Agreement including, but not limited to, the Notes and other Loan Documents, are hereby amended to refer to the Agreement as amended by this First Amendment.

         5. Representations and Warranties. Borrower reaffirms and confirms all of the representations and warranties contained in Article IV of the Agreement as of the date of this First Amendment.

         6. Covenants. Borrower reaffirms as of the date of this First Amendment and covenants with the Lender all of the Covenants contained in Articles V and VI of the Agreement.

         7. Reaffirmation of Security Agreement. Borrower hereby acknowledges and agrees that all of the obligations of Borrower under the Agreement, as amended by this First Amendment, is secured by that certain Security Agreement executed by Borrower in favor of Lender dated as of May 8, 1998.

         8. Acknowledgments. The Borrower acknowledges that it has been advised by the counsel of its choice in the negotiation, execution and delivery of this First Amendment, that the Lender has no fiduciary relationship to or joint venture with the Borrower, the relationship being solely that of borrower and lender, and that the Lender does not undertake any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the business or operations of the Borrower which shall rely entirely on its own judgment.

         9. Costs and Expenses. Borrower agrees to pay all costs and expenses incurred by Lender in connection with the preparation of this First Amendment, including, but not limited to, title insurance premiums and expenses, recording fees, and the fees and expenses of Lender's special legal counsel, Briggs and Morgan, P.A.

         10. Entire Agreement. This First Amendment and the Agreement embody the entire agreement between the parties and supersede all prior agreements and understandings between the parties hereto.

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         11. Full Force and Effect. Except as amended hereby, the provisions of the Agreement shall remain unmodified and in full force and effect.

         12. Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this First Amendment to Second Amended and Restated Credit Agreement to be executed as of the day and year first above written.


         BORROWER:                     MERCURY WASTE SOLUTIONS, INC.,
                                       A MINNESOTA CORPORATION

                                       BY   /s/ Todd J. Anderson
                                          -------------------------------------
                                         ITS   CFO
                                             ----------------------------------
                                               Todd J. Anderson
                                               CFO

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         LENDER:                       BANKERS  AMERICAN  CAPITAL
                                       CORPORATION

                                       A MINNESOTA CORPORATION


                                       BY   /s/ Brad J. Buscher
                                          -------------------------------------
                                         ITS   Chairman
                                             ----------------------------------
                                               Brad J. Buscher
                                               Chairman

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                              CONSENT OF GUARANTOR


         The undersigned, as guarantor of all obligations of Mercury Waste Solutions, Inc. (the "Borrower") to Bankers American Capital Corporation ("Lender") pursuant to that certain Guaranty dated May 8, 1998 executed by the undersigned in favor of Lender, as the same may be amended from time to time (the "Guaranty"), hereby consents to the terms of the above First Amendment to Loan Agreement, and agrees that the undersigned remains obligated to the Lender for the payment of the indebtedness of the Borrower incurred pursuant to said Agreement, as amended, including without limitation, the indebtedness evidenced by the Revolving Note, as defined therein.

                                       MWS NEW YORK, INC.

                                       A MINNESOTA CORPORATION

                                       BY   /s/ Todd J. Anderson
                                          -------------------------------------
                                         ITS   CFO
                                             ----------------------------------
                                               Todd J. Anderson
                                               CFO